Exhibit 99.2

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36

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CAZOO

Search. Drive. Smile.

Investor Presentation

March 2021

Private & Confidential

Disclaimer

This presentation (this "Presentation") is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between Cazoo Holdings Ltd. (the "Company" or "Cazoo") and Ajax I ("Ajax") and related transactions (the "Proposed Business Combination") and for no other purpose. No representations or warranties, express or implied are given in, or respect of, this Presentation. To the fullest extent permitted by law, in no circumstances will Cazoo, Ajax or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. This Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Cazoo or the Proposed Business Combination. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision.

Forward-Looking Statements

This Presentation contains certain forward-looking statements within the meaning of the federal securities laws with respect to the Proposed Business Combination, including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the services offered by Cazoo and the markets in which it operates, and Cazoo's projected future results. These forward-looking statements generally are identified by the words "believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result," and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Presentation, including but not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Proposed Business Combination; (2) the outcome of any legal proceedings that may be instituted against Ajax, Cazoo, the combined company or others following the announcement of the Proposed Business Combination and any definitive agreements with respect thereto; (3) the inability to complete the Proposed Business Combination due to the failure to obtain approval of the shareholders of Ajax, to obtain financing to complete the Proposed Business Combination or to satisfy other conditions to closing; (4) changes to the proposed structure of the Proposed Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Proposed Business Combination; (5) the ability to meet stock exchange listing standards following the consummation of the Proposed Business Combination; (6) the risk that the Proposed Business Combination disrupts current plans and operations of Ajax or Cazoo as a result of the announcement and consummation of the Proposed Business Combination; (7) the ability to recognize the anticipated benefits of the Proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Proposed Business Combination; (9) changes in applicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain regulatory approvals required to complete the Proposed Business Combination; (10) the possibility that Ajax, Cazoo or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the impact of COVID-19 on Cazoo's business and/or the ability of the parties to complete the Proposed Business Combination; (12) Cazoo's estimates of expenses and profitability and underlying assumptions with respect to stockholder redemptions and purchase price and other adjustments; and (13) other risks and uncertainties set forth in the section entitled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements" in Ajax's final prospectus relating to its initial public offering dated October 9, 2020. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of Ajax's Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and other documents filed by Ajax from time to time with the U.S. Securities and Exchange Commission (the "SEC") and the registration statement on Form F-4 and proxy statement/prospectus discussed below. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Cazoo and Ajax assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Cazoo nor Ajax gives any assurance that either Cazoo or Ajax will achieve its expectations.

Additional Information and Where to Find It

Cazoo intends to file a registration statement on Form F-4 that will include a proxy statement of Ajax and a prospectus of Cazoo. The proxy statement/prospectus will be sent to all Ajax stockholders as of a record date to be established for voting on the Proposed Business Combination and other matters as may be described in the registration statement. Ajax and Cazoo also will file other documents regarding the Proposed Business Combination with the SEC. Before making any voting decision, investors and security holders of Ajax are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the Proposed Business Combination as they become available because they will contain important information about the proposed transaction. Investors and security holders will be able to obtain free copies of the registration statement, proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Ajax or Cazoo through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by Ajax may be obtained free of charge from Ajax's website at https://ajaxcap.com or by written request to Ajax at 667 Madison Avenue, New York, NY 10065 and the documents filed by Cazoo may be obtained free of charge from Cazoo's website at https://www.cazoo.co.uk or by written request to Cazoo at 41-43 Chalton St, Somers Town, London NW1 1JD, United Kingdom.

Disclaimer

Participants in Solicitation

Ajax and Cazoo and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Ajax's stockholders in connection with the Proposed Business Combination. Information about Ajax's directors and executive officers and their ownership of Ajax's securities is set forth in Ajax's filings with the SEC, including Ajax's final prospectus filed with the SEC on October 9, 2020. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction.

Industry and Market Data

This presentation has been prepared by Cazoo and Ajax and includes market data and other statistical information from sources believed by Cazoo and Ajax to be reliable, including independent industry publications, governmental publications or other published independent sources. Some data is also based on the good faith estimates of Cazoo or Ajax, which in each case are derived from its review of internal sources as well as the independent sources described above. Although Cazoo and Ajax believe these sources are reliable, Cazoo and Ajax have not independently verified the information and cannot guarantee its accuracy and completeness.

Financial Information; Non-IFRS Financial Measures

The 2020 financial information and data contained in this Presentation is unaudited, based on draft statutory accounts, does not conform to Regulation S-X, and is subject to PCAOB audit. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in the registration statement to be filed with the SEC and the proxy statement/prospectus contained therein. Some of the financial information and data contained in this Presentation, such as EBITDA, EBITDA margin and free cash flow, has not been prepared in accordance with International Financial Reporting Standards as adopted by the International Accounting Standards Board ("IFRS"). EBITDA is defined as loss after tax from continuing operations, before income tax credit, finance income, finance costs, depreciation, amortization, share-based payment charges and exceptional items. EBITDA margin is defined as EBITDA divided by revenue. Free cash flow is defined as EBITDA minus capex (excl. M&A). Cazoo and Ajax believe these non-IFRS measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Cazoo's financial condition and results of operations. Cazoo's management uses these non-IFRS measures for trend analyses and for budgeting and planning purposes. Cazoo and Ajax believe that the use of these non-IFRS financial measures provides an additional tool for investors to use in comparing Cazoo's financial condition and results of operations with other similar companies, many of which present similar non-IFRS financial measures to investors. However, other companies may calculate their non-IFRS measures differently, and therefore the non-IFRS measures in this Presentation not be directly comparable to similarly titled measures of other companies. Management does not consider these non-IFRS measures in isolation or as an alternative to financial measures determined in accordance with IFRS. The principal limitation of these non-IFRS financial measures is that they exclude significant expenses and income that are required by IFRS to be recorded in Cazoo's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded and included in determining these non-IFRS financial measures. In order to compensate for these limitations, management presents non-IFRS financial measures in connection with IFRS results. Cazoo is not providing a reconciliation of projected EBITDA or free cash flow for full years 2021-2024 to the most directly comparable measure prepared in accordance with IFRS because Cazoo is unable to provide this reconciliation without unreasonable effort due to the uncertainty and inherent difficulty of predicting the occurrence, the financial impact and the periods in which the adjustments may be recognized. Cazoo is not providing a reconciliation of projected EBITDA or free cash flow for full year 2020 to the most directly comparable measure prepared in accordance with IFRS because Cazoo is unable to provide this reconciliation without unreasonable effort. For the same reasons, Cazoo is unable to address the probable significance of the unavailable information, which could be material to future results. You should review Cazoo's audited financial statements, which will be included in the registration statement relating to the proposed business combination. In addition, all Cazoo historical financial information included herein is preliminary and subject to change.

No Offer or Solicitation

This Presentation does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Use of Projections

Any financial information in this Presentation (including specifically the projections) that are forward-looking statements are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Cazoo's and Ajax's control. While such information and projections are necessarily speculative, Cazoo and Ajax believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. All subsequent written and oral forward-looking statements concerning Cazoo and Ajax, the proposed transactions or other matters and attributable to Cazoo and Ajax or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Trademarks

This presentation contains trademarks, service marks, trade names and copyrights of Cazoo, Ajax and other companies, which are the property of their respective owners.

Our mission

To transform the car buying experience across the UK and Europe.

We make getting your next car no different to ordering any other product today…where consumers can simply & seamlessly purchase, finance or subscribe to a car entirely online for delivery or collection in as little as 72 hours.

Key investment highlights

c.£500bn market across the UK & EU ripe for digital disruption

Unique proposition and brand with market-leading execution

Proprietary data and technology underpin growth & profitability

Fully integrated model with in-house reconditioning and logistics

Record-setting progress hitting £450m run-rate revenues[1]

World-class team led by one of Europe's most successful founders

Benefiting from acceleration & permanent shift from offline to online

Expertise in executing game-changing M&A and strategic partnerships

Clear leader & significant head start in Europe's most attractive market

(1) Run-Rate revenues as of Feb 21.

Our progress so far

Orders	Run-Rate Revenues	Subscribers
20,000+	£450m+	6,000+
Inventory	**Employees**	**Strategic Deals**
7,000+	1,800+	10+

Note: Total orders and Subscribers since launch in Dec 19, as of Mar 21. Employees, Inventory and Strategic Deals as of Mar 21. Run-Rate revenues as of Feb 21.

Transaction summary

Key Transaction Highlights

Headline Valuation

$7,000m
Pro Forma Enterprise Value

1.3x / 12.6x
23F Revenue / GP Multiple

$8,075m
Pro Forma Equity Value

$6,985m
Value to Cazoo Shareholders[1]

79%
Cazoo Shareholder Ownership[2]

Financing Details

$805m
SPAC size

$800m
PIPE size

$895m
Primary proceeds

$605m[3]
Secondary proceeds

Represents, in aggregate, 8.7% of existing shareholder value

Implied Sources & Uses

Sources ($m)		Uses ($m)	
Existing Shareholders Rollover Equity	6,380	Existing Shareholders Rollover Equity	6,380
Cash in Trust[4]	805	Primary Proceeds	895
PIPE	800	Secondary Proceeds	605
		Transaction Fees[5]	105
Total	**7,985**	**Total**	**7,985**

Pro Forma Ownership[6]

Pro Forma Ownership	%	Value ($m)
SPAC Investors	10.0%	805
PIPE Investors	9.9%	800
Sponsors	1.1%	89
Existing Cazoo Shareholders	79.0%	6,380
Total	**100%**	**8,075**

Note: Presentation on this page represents current expectations relating to transaction structure and is subject to further discussion and negotiation of definitive documentation in its entirety. [1] Total value including secondary. [2] Total shareholder ownership post transaction. [3] Any redemptions will impact the value of secondary proceeds. Secondary proceeds represent c.38% of total SPAC and PIPE proceeds. [4] Estimated Ajax cash-in-trust at closing. Assumes no Ajax stockholder has exercised its redemption rights. This amount will be reduced by the amount of cash used to satisfy any redemptions. [5] Estimated transaction fees of c.$105m, exact value to be finalised. Additional estimated stamp duty of c.$35m to be funded from primary proceeds post transaction. [6] Illustrative $10 share price, assuming 0% redemption rate on the SPAC Shares.

Market Opportunity

US peers highlight scale of opportunity


Cazoo growth well ahead of Carvana at same period since inception
10,000
5,000
0
Units Sold
Q1
Q2
Q3
Q4
CARVANA
CAZOO
Quarters Since Inception
CAZOO
CARVANA
vroom
Last Quarter Before Listing[1]

Cazoo will exceed Carvana IPO sales levels in Y2 UK-only despite market size differential

[1] Q1'2017 Retail Units Sold for Carvana, Q1'2020 Ecommerce Units sold for Vroom, Q2'2021 Units Sold for Cazoo.

Cazoo has created the most comprehensive market offering

	Cazoo	Carvana	Vroom	Autohero	Incumbents
Brand leadership	✓	✓	✗	✗	✗
Online only retail	✓	✓	✗	✓	✗
In-house refurb/logistics	✓	✓	✗	✓	✗
Fully digital finance	✓	✗	✓	✓	✗
Market leading NPS	✓	✓	✗	✗	✗
National coverage	✓	✗	✓	✓	✗
Delivery & collection	✓	✓	✗	✓	✓
Post-sales servicing	✓	✗	✗	✗	✓
Subscription offering	✓	✗	✗	✗	✗
New car supply	✓	✗	✗	✗	✗

The UK & Europe have many advantages over the US

- 2.0x e-commerce penetration / adoption in the UK vs US[1]
- 1.5x car purchase turnover / frequency in the UK vs US[2]
- 7.5x population density in the UK and 3.5x in Europe vs US reduces logistics challenges[3]
- The UK and each European country are single national advertising markets
- The UK and Europe are more attractive car finance markets with 7% YoY growth

	UK	vs	US
Online penetration:	22% 2019		11% 2019
Average car ownership:	3.5 years		5 years
People per sq. km:	275		36
Full market coverage	Day 1		Y5+
YoY growth in used car finance[4]	+7%		+2%

(1) Statista E-commerce shares of total retail revenue. (2) AMOnline. (3) World Bank Data. (4) AMOnline, UK growth represents Dec 2018-19; US growth represents Q3'2018-Q3'2019.

Huge market opportunity…

Used cars is the largest retail market with a total size of c.£500bn across the UK & Europe[1]



£480bn+
~£310bn
~£150bn
~£110bn
~£40bn
Used Cars
Clothing
Furniture
Cosmetics & Toiletries
Consumer Electronics



£100bn+
£380bn+
£480bn+
UK
Europe
TAM

[1] OC&C estimate for UK and Europe retail Used Cars market in 2019. Source: L'Argus, CCFA, Febiac, Faconauto, Autobiz, VWE, Aumacon, DAT Report 2020, Statistik Austria, UNRAE, Omnipret, Vroom, Samar, ACEA, KBA, UNECE, SMMT, OC&C analysis. Market values for EU27, UK, Switzerland and Norway. Other retail markets in Europe in 2020 from GlobalData.

...ripe for digital disruption

Digital is c.2% of transactions vs. 15%+ in other sectors



52%[1]
32%[1]
22%[1]
15%[1]
c.2%[1]
Huge Growth Driver
Consumer Electronics
Clothing
Furniture
Cosmetics & Toiletries
Used Cars

Offline retail experience no longer fit for purpose[2]

31% of consumers do not trust car dealers

47% of consumers are concerned that dealers have more information

38% of consumers are reluctant to purchase from their local dealer

(1) OC&C estimate of UK online penetration (defined as where full payment taken on phone or online) in 2020 for retail Used Cars market, other retail markets in the UK in 2020 from GlobalData. (2) OC&C Survey and analysis, 877 used car buyers / sellers in the UK were surveyed between Feb-20 and Jan-21.

COVID has accelerated shift from offline to online



Shift to online

- 64% of consumers would now buy used cars online (36% pre-COVID)*
- Shift to online will continue and be permanent given poor legacy experience
- Increased consumer discovery of new and better way of transacting



Weakened incumbents

- Offline incumbents' activity has been permanently impaired
- High fixed costs, limited online presence and lack of brand awareness
- Disruption to new car market reduces no. of traditional used car dealerships



Car ownership

- 44% of public transport users reducing or stopping use*
- 48% of ride-sharing and taxi users reducing or stopping use*
- 15% of used car buyers hadn't previously planned to purchase*

*Source: CarGurus – UK COVID-19 Sentiment Study

Company Overview

Delivering the best-in-class proposition & customer experience

Better selection, value, quality, flexibility & convenience for consumers looking for their next car

How it works

Fully integrated proposition

Thousands of cars purchased using proprietary data and algorithms and reconditioned/stored centrally

End-to-end digital platform

Search and order entirely online including purchase, instant finance, subscription and part exchange valuation

Nationwide in-house logistics

Unique, best-in-class delivery experience with in-house storage, distribution, collection and servicing infrastructure

Complete car buying confidence


CAZOO
QUALITY
ASSURED

Quality assurance

Every Cazoo used car goes through a comprehensive 300 point inspection and is fully reconditioned before sale


£
MONEY
BACK
GUARANTEE

Money back guarantee

All customers get a 7-day full money back guarantee to make sure they love their Cazoo car


90
DAY
WARRANTY

90-day warranty

All Cazoo cars include a free 90-day warranty and roadside assistance for total peace of mind

With data & technology at the heart of the business

Buying

Demand-led buying and algorithmic pricing model provide unique inventory advantage over incumbents

Operations

In-house refurb capabilities, logistics network and data-driven team, tools and infrastructure to optimise operations

Selling

Proprietary pricing models and best in class brand and digital marketing to drive efficiencies and optimise margins

Very strong brand identity with 60% national UK brand awareness[1] already


CAN YOU BUY
A USED CAR
WITHOUT
LEAVING THE
SOFA?
CAZOO
YEAH!
CAZOO


RODRIGUEZ 19
#ALOJAMES
CAZOO
RODRIGUEZ 19
#ALOJAMES
CAZOO
BLUE FIN
DOS CAMINOS


DECISION IN
MINUTES


DELIVERED TO
YOUR DOOR
CAZOO


CAZOO


CAZOO


IS THERE
A BETTER
WAY TO
BUY A
USED CAR?
CAZOO
YEAH!
CAZOO
Proud sponsor of Everton FC

[1] Source: Kantar Brand Tracker.

Hard to replicate vertically integrated infrastructure


CAZOO

Customer Centres

17 open

25+ future

Collection, Distribution, Storage, Servicing, Brand & Engagement



Refurbishment Capacity

5 locations

250k+ cars per annum
(c.£3bn estimated revenue from UK alone)

Best-in-class operations & UK-wide infrastructure


CAZOO

Delivery Infrastructure

150+ single car transporters

25+ multi-car transporters

Unique delivery & collection experience that delights customers

Set up for scale with market-leading operations & logistics



Cazoo Customer Centre
Vehicle Preparation Centre
Head Office
Support Centre



CAZOO
CAZOO



CAZOO
CAZOO





Cazoo is delivering a better online car buying experience with an NPS of 80+

Trustpilot

Cazoo

Reviews 3,922 • Excellent

★★★★★ 4.8

NPS Score

80+

Patrícia Costa
1 review

★★★★★ Updated 2 days ago

Amazing service

I don't remember the last time I recommended a company or brand to anyone! The experience from start to end was amazing and even with a dead battery - I'm still a very happy customer. Tom was awesome in advising me on how to get this sorted and I love how flexible you guys were with everything and so customer centric ❤️. (and I never waited more than like 30 seconds on the phone and email responses within the hour. . Wow). Cazoo - great idea, incredible execution and amazing people 👌 (if you're hiring and looking for a Product Marketing person please shout 😂) .

David Havercroft
2 reviews

★★★★★ Verified 4 hours ago

Hassle free car buying!

I've purchased many cars over the years and I must say my most recent purchase through Cazoo has been the smoothest! The thought of buying a car without seeing it was a little daunting but I was re-assured by the detailed photos that were available before purchase. They do also have the 7 day test drive period as additional assurance too. I purchased on a Tuesday and I took delivery on the Sunday of that same week. The car was exactly as described and the delivery driver was incredibly friendly and helpful. The new car arrived exactly when we'd agreed and I didn't have to travel anywhere to see it. Everything was sorted from the comfort of my own home. I also part exchanged my old car which was collected when they dropped off my new one. A completely hassle free process which I would thoroughly recommend to anyone. There was a minor problem with one of the keys not working but this was dealt with quickly and efficiently. This genuinely was a first class experience!!!

Gill A
1 review

★★★★★ Verified 15 hours ago

Excellent Customer Service

Excellent Customer Service - Friendly, helpful & Polite Staff, Found website Informative plus easy to use. Whole process very quick/efficient. Re-assuring to have the 7 days to then test to confirm any problems etc when delivered.. Staff very thorough & patient - answered all my questions.. Upon delivery you are not rushed & are introduced to your new car & shown around accordingly with relevant advices/your queries answered etc - Altogether for me it was a better experience than I had Initially anticipated (especially with us all having to cope with a Pandemic) I would, therefore recommend Cazoo.

grant buxton
1 review

★★★★★ Verified 4 hours ago

Car exactly as shown online

Car exactly as shown online, fast, friendly and efficient delivery and part exchange process. Very happy with the process overall and will be using Cazoo again.

Brian Ross
7 reviews

★★★★★ Verified 2 days ago

Car was delivered exactly on time and...

Car was delivered exactly on time and exactly as described. Delivery driver was helpful, polite and efficient. Car was immaculately presented - looked like a new car, inside, outside and under the bonnet even though it was 17 months old with 13,100 miles - and I thought the price was very fair.

Source: NPS Score as of 22-Feb-2021

A world-class team with an unrivalled track record

Led by one of Europe's most successful serial founders & entrepreneurs



Alex Chesterman OBE, Founder & CEO

- Founder, Zoopla Property Group (IPO'd for £900m+ & acquired for £2.5bn+ by Silver Lake)
- Founder, LoveFilm (acquired for £200m by Amazon)



Stephen Morana, Chief Financial Officer

- CFO, Betfair
- CFO, Zoopla Property Group



Jonathan Howell, Chief Technology Officer

- CTO, Made.com
- CTO, Huddle.com



Paul Whitehead, Chief Operating Officer

- Commercial Director, uSwitch.com
- Chief Strategy Officer, Zoopla



Darren Bentley, Chief Customer Officer

- CCO, Moneysupermarket



Piers Stobbs, Chief Data Officer

- Chief Data Officer, Moneysupermarket
- Head of Data Science, Dunnhumby



Fern Wake, Chief of Operations

- COO, FarmDrop
- Operations Director, LoveFilm



Nico Polleti EU Managing Director

- Founder & CEO, Cluno
- Founder & CEO, easyautosale

Zoopla | LOVEFiLM | PADDYPOWER betfair | PHOTOBOX | Money Super Market | MADE | dunnhumby | AutoTrader | TESLA | lastminute.com

The clear UK leader set for European expansion

Record setting growth

- £450m run-rate revenue after 14 months[1]
- Revenue continues to grow month-on-month

Customer delight

- Overwhelmingly positive customer feedback
- 4.8 star Trustpilot rating with 93% Excellent or Great

Market-leading brand

- Leading marketing deals including Premier League football sponsorships
- 60% national UK brand awareness already with an NPS of 80+[2]

World-class team

- One of UK's strongest & most proven senior management teams
- Team of 1,800+ mission-driven experts with exceptional culture

M&A/Partnerships

- Acquisitions with game-changing infrastructure & subscription players
- Strategic partnerships with Lombard, Blackhorse, etc.

Firepower to succeed

- Raised £400m+ of equity and £100m asset-backed debt financing
- Prior rounds included leading US/UK investors — significantly oversubscribed

[1] Run rate revenues as of Feb 21. [2] Source: NPS Score as of 22-Feb-2021, Kantar Brand Tracker.

Building a strong foundation in the UK and Europe

TAM Expansion



>£310bn TAM
1st 5 target countries
£100bn+
£80bn+
£75bn+
£35bn+
£20bn+
~£170bn
£480bn+
UK
France
Germany
Italy
Spain
Other Europe
EU TAM

Overview

£480bn+
Market Opportunity

£2bn
(<1% Market share)
EU revenue by 2024

>3%
Market share at scale

Germany, France, Spain, Italy
1st 4 target EU countries

Source: OC&C estimate for Europe and UK retail Used Cars market in 2019. OC&C, CCFA, L'Argus, KBA, DAT, UNRAE, Autobiz, Faconauto, Febiac, Statistik Austria, VWE, Samar, Omnipret, ACEA, UNECE, World Bank, SMMT. Management estimates for future projections and market share at scale. Note: These forward-looking projections are for illustrative purposes and should not be relied upon as being necessarily indicative of future results.

Executing on the European expansion plan



Cazoo Proposition
Subscription Proposition
1-2 years
Future
United Kingdom
London
Group HQ
Germany
Munich EU HQ
France
Paris
Country HQ
Italy
Portugal
Lisbon
Tech hub
Spain

	Today	'24F & beyond
Total Orders	20k+	320k+
Presence	UK, France, Germany	Across Europe
FTEs	1,800+	c.5,000

Team of c.150 people in Europe and c.£700m of PF cash to accelerate infrastructure build-out & rapid expansion across Europe

Executing game-changing strategic deals

Imperial Cars

In Jul-20, Cazoo completed the **acquisition** of **Imperial Cars**

Expands infrastructure across the UK

- Access to existing **infrastructure** and retail locations for distribution and collection

Increases sale-ready inventory of cars

- Combined inventory of over 5k cars
- Access to a **prep centre** with capacity for over 50k p.a.

Leverage operational and logistical expertise

- Brings in **sector expertise** and a strong market position

Drover

Acquisition of **Drover** in Dec-20, a leading car **subscription platform** in UK and France

Boosts launch into European market

- Leverage existing Drover **brand** and **marketing** investment

Expands addressable market

- Wider **inventory** available for subscription
- Increased inventory drives higher **conversion**

Improves economics via in-house operations and logistics

- Contributes strong **sector relationships** and expertise

Smart Fleet Solutions

In Feb-21, Cazoo acquired **SFS**, one of the UK's leading **refurb specialists**

Accelerating the move in house of refurb capabilities

- Less reliance on third-party suppliers
- Team of c.500 vehicle prep experts providing key **organic growth**

Increases UK National Coverage

- Acquisition provides the addition of 4 prep centres **/ inventory storage sites**

Potential to leverage third party contracts

- Third party contracts for **exclusive supply**

Cluno

Cazoo acquired **Cluno** in Feb-21, one of Europe's leading car **subscription platforms**

Combined expertise and infrastructure in subscription and sales

- Wider proposition **increases TAM** and conversion
- 3k+ existing subscribers & team of 100+ in Munich

Increase reach and network across Europe

- Accelerates launch in EU's **largest car market**
- Experienced team will help expand the Cazoo team

Increased efficiency of the brand

- Results in a single, **recognisable brand** with purchasing, financing, and subscription capabilities

Supplementing core proposition with subscription service

- Already Europe's largest car subscription player with 6k+ subscribers
- Increases total addressable audience and market of car buyers
- Optimises life time value and stock recycling at no additional CAC[1]
- Creates a recurring revenue stream to augment transaction revenue

Single Monthly Payments

Available on new cars

Collection or delivery

Flexible & Convenient

Just add fuel

Min term of 6 months

All Inclusive

Insurance, servicing,

tax, and breakdown cover

[1] CAC defined as customer facing marketing spend divided by total retail and subscription orders.

High confidence in continuously improving metrics



Growing Revenues

- Increasing market penetration/share
- Additional ancillary product sales
- Launching new subscription service
- Driving international expansion in EU
- Developing in house finance solutions



Increasing GPU[1]

- More purchasing direct from consumer
- Greater refurbishment efficiencies
- Improving # of days to sale
- Increasing finance attachment rate
- Launch of ancillary revenue streams



Decreasing CAC[2]

- Greater online adoption
- Growing inventory levels
- Increasing conversion rate
- Improving brand awareness
- Better SEO/WOM & more repeats

[1] Retail GPU defined as retail and ancillary gross profit divided by retail units sold. [2] CAC defined as customer facing marketing spend divided by total retail and subscription orders.

Company Financials

Financial highlights

Orders[1]

20,000+

Run-Rate Revenue[2]

£450m+

QoQ Revenue Growth[3]

58%

Gross Profit[4]

Positive

Cash Position[5]

c.£700m

Note: 2020 financial information and data is unaudited, based on draft statutory accounts, and subject to change. (1) Total orders since inception in Dec 19, as of Mar 21. (2) Run rate revenue as of Feb 21. (3) Q3'2020 to Q4'2020 Revenue growth. (4) Q4'2020 Gross Profit. (5) Cash Position Pro Forma for primary proceeds.

Strong order growth drives attractive financial profile


Revenues by channel (£m)
FY21-24 CAGR
103%
103%
122%
102%
162
2020E
698
572
83
44
2021F
2,072
1,734
188
150
2022F
3,957
386
294
3,277
2023F
5,883
694
476
4,712
2024F
Retail
Wholesale
Other[1]


Retail units sold[2] by geography ('000s)
FY21-24 CAGR
95%
n/a
69%
12
2020E
43
43
2021F
128
18
110
2022F
234
58
176
2023F
324
114
210
2024F


Revenues by geography (£m)
FY21-24 CAGR
103%
384%
79%
162
2020E
698
18
2021F
2,072
282
1,789
2022F
3,957
939
3,018
2023F
5,883
2,001
3,882
2024F
UK
Europe

Note: 2020 financial information and data is unaudited, based on draft statutory accounts, and subject to change. Forward-looking projections are for illustrative purposes and should not be relied upon as being necessarily indicative of future results. [1] Other revenues includes ancillary, subscription and remarketing. [2] Retail units sold defined as number of cars delivered to retail customers (net of returns).

Robust unit economics drive operational leverage



Gross Profit (£m)
Margin
Total | (2%) 6% 8% 10% 13%
Europe | n/a n.m.(1) 1% 4% 8%
UK | (2%) 6% 9% 12% 15%
FY21-24 CAGR
156%
289%
141%
(3)
44
42
3
(1)
159
155
4
401
42
359
746
162
583
2020E
2021F
2022F
2023F
2024F
UK
Europe



EBITDA margin (%)
UK profitable by 2023
(50%)
(20%)
(7%)
(1%)
3%
2020E
2021F
2022F
2023F
2024F

Note: 2020 financial information and data is unaudited, based on draft statutory accounts, and subject to change. Forward-looking projections are for illustrative purposes and should not be relied upon as being necessarily indicative of future results. (1) GP margin not representative as all of Europe 2021E gross profit is from subscription; Europe retail roll out to begin at start 2022. Metrics that are considered non-IFRS financial measures such as EBITDA margin are presented on a non-IFRS basis without reconciliations of such forward-looking non-IFRS measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation.

Clear pathway to significant revenues growth and strong profitability

Dec YE financials (£m)	2020E	2021F	2022F	2023F	2024F
Revenue	**162**	**698**	**2,072**	**3,957**	**5,883**
% YoY	*n/a*	*331%*	*197%*	*91%*	*49%*
Gross profit	**(3)**	**44**	**159**	**401**	**746**
Gross Margin	*(2%)*	*6%*	*8%*	*10%*	*13%*
SG&A as % of revenue	**(53%)**	**(29%)**	**(17%)**	**(13%)**	**(11%)**
Distribution	*(11%)*	*(6%)*	*(4%)*	*(4%)*	*(4%)*
Marketing	*(22%)*	*(8%)*	*(5%)*	*(3%)*	*(3%)*
Overhead	*(20%)*	*(15%)*	*(8%)*	*(5%)*	*(5%)*
Operating profit	**(88)**	**(156)**	**(186)**	**(100)**	**83**
Operating Margin	*(54%)*	*(22%)*	*(9%)*	*(3%)*	*1%*
EBITDA	**(81)**	**(138)**	**(149)**	**(42)**	**160**
EBITDA Margin	*(50%)*	*(20%)*	*(7%)*	*(1%)*	*3%*
Capex (excl. M&A)	**(20)**	**(41)**	**(53)**	**(43)**	**(68)**
Free Cash Flow [1]	**(101)**	**(178)**	**(202)**	**(85)**	**92**

Note: 2020 financial information and data is unaudited based on draft statutory accounts, and subject to change. Forward-looking projections are for illustrative purposes and should not be relied upon as being necessarily indicative of future results. (1) Free cash flow defined as EBITDA minus capex (excl. M&A). Metrics that are considered non-IFRS financial measures such as EBITDA, EBITDA margin and free cash flow are presented on a non-IFRS basis without reconciliations of such forward-looking non-IFRS measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation. EBITDA and Operating profit are stated before share-based payment charges and exceptional items.

Robust operational and financial KPI performance

Dec YE KPIs	2020E	2021F	2022F	2023F	2024F
Retail unit selling price (£)[1]	**12,453**	**13,165**	**13,563**	**13,990**	**14,528**
GPU (£)					
By Segment					
Retail [2]	*(227)*	*665*	*947*	*1,353*	*1,800*
Wholesale	*(56)*	*97*	*207*	*270*	*271*
By Geography					
UK (retail)	*(227)*	*665*	*1,129*	*1,650*	*2,200*
Europe (retail)	-	-	*(174)*	*454*	*1,064*
CAC (£) [3]	**2,170**	**936**	**667**	**462**	**368**
Average monthly unique visitors (m)	**0.8**	**1.9**	**5.3**	**8.4**	**10.6**
Inventory units available on website (k)	**4.6**	**5.3**	**14.4**	**18.0**	**26.1**
Average days to sale	**132**	**100**	**98**	**91**	**87**

Note: 2020 financial information and data is unaudited, based on draft statutory accounts, and subject to change. Forward-looking projections are for illustrative purposes and should not be relied upon as being necessarily indicative of future results. (1) Retail unit selling price defined as retail revenue divided by retail units sold (net of returns). (2) Retail GPU defined as gross profit derived from retail revenues and ancillary revenues, divided by retail unit sold (net of returns) (3) CAC defined as customer facing marketing spend divided by total retail and subscription orders.

Strong start to 2021 with considerable YoY growth and positive GPU



Orders ('000s)
351 %
1.2
5.3
Jan-Feb 20
Jan-Feb 21
Revenue (£m)
573 %
10
68
Jan-Feb 20
Jan-Feb 21
GPU (£)
(347)
108
Jan-Feb 20
Jan-Feb 21

~10 – 15% ahead of current business plan as of February 2021

Note: Financial information and data is unaudited and subject to change. Orders include retail and subscription orders.

Key investment highlights

c.£500bn market across the UK & EU ripe for digital disruption

Unique proposition and brand with market-leading execution

Proprietary data and technology underpin growth & profitability

Fully integrated model with in-house reconditioning and logistics

Record-setting progress hitting **£450m run-rate revenues**[1]

World-class team led by one of Europe's most successful founders

Benefiting from acceleration & permanent **shift from offline to online**

Expertise in executing game-changing **M&A and strategic partnerships**

Clear leader & significant head start in Europe's most attractive market

(1) Run rate revenues as of Feb 21.

Appendix

Cazoo projects best-in-class growth relative to comparable companies


21F-23F Revenue CAGR
138 %
37 %
51 %
22 %
18 %
CAZOO
CARVANA
vroom
High Growth Internet¹
Inventory Carrying E-Comm.²
21F-23F GP CAGR
200 %
46 %
77 %
26 %
19 %
2022F & 2023F GP Margin
8 %
10 %
16 %
17 %
10 %
11 %
52 %
50 %
44 %
44 %

Note: These forward-looking projections are for illustrative purposes and should not be relied upon as being necessarily indicative of future results. Source: Company Information, CapitalIQ and IBES Consensus Estimates; Market data as of 19-Mar-2021. Note: Aggregate values based on medians.
[1] Includes CarGurus, Etsy, MercadoLibre, The Realreal, Shopify, Zillow, and Amazon. [2] Includes Chewy, Revolve, Stitch Fix, Wayfair, Zalando, ASOS, Boohoo, Ocado.

Cazoo exhibits a truly differentiated financial profile

All North-America listed tech companies
800+ companies

CAZOO

Scale
282 public companies

Scale >$1,000m
2022F Revenue

$3bn
Revenue 22F

Sustainable high top-line growth
2 public companies

CAGR >60%
21F–23F Revenue

138%
CAGR 21F-23F

CAZOO Opendoor snowflake

Industry focus
1 public company

Consumer brand

✓

CAZOO Opendoor

Source: FactSet as of 24 February 2021, Company model. Note: Cazoo figures converted from GBP to USD at conversion rate of 1.38 USD/GBP.

Cazoo's growth trajectory closely matches Carvana's proven profile



Revenue Estimates ($m)
$1,955
$966
$3,940
$2,866
$5,587
$5,473
$8,682
$8,138
$11,889
2018
2021F
2019
2022F
2020
2023F
2021F
2024F
2022F
Gross Profit Estimates ($m)
$197
$62
$512
$220
$794
$554
$1,302
$1,031
$1,908
2018
2021F
2019
2022F
2020
2023F
2021F
2024F
2022F
Retail Units Sold Estimates (000s)
94
43
118
128
244
234
357
324
488
2018
2021F
2019
2022F
2020
2023F
2021F
2024F
2022F
Carvana
Cazoo

Note: These forward-looking projections are for illustrative purposes and should not be relied upon as being necessarily indicative of future results. Source: Company Information and Public Filings. Carvana IBES consensus projections as of 19-Mar-2021. Cazoo financials conveyed to $ based on an FX rate of 1.38 USD / GBP.

Cazoo's valuation is attractive on a growth-adjusted basis

	Cazoo	Carvana	Vroom	High Growth Internet[1]	Inv. Carrying E-Comm.[2]
2022F EV / Revenue	2.4 x (1.8 x)	4.1 x (11.2 x)	1.0 x (2.0 x)	4.9 x (24.1 x)	2.3 x (13.1 x)
2022F EV / GP	31.8 x (15.9 x)	25.8 x (56.5 x)	10.8 x (14.0 x)	15.4 x (50.9 x)	6.5 x (35.8 x)
2023F EV / Revenue	1.3 x (0.9 x)	3.0 x (8.2 x)	0.7 x (1.4 x)	3.4 x (19.6 x)	1.9 x (11.3 x)
2023F EV / GP	12.6 x (6.3 x)	17.8 x (39.0 x)	6.7 x (8.7 x)	10.7 x (35.5 x)	5.6 x (31.0 x)

(x) Growth Adj. Multiple [3]

Note: These forward-looking projections are for illustrative purposes and should not be relied upon as being necessarily indicative of future results. Source: Company Information, CapitalIQ and IBES Consensus Estimates; Market data as of 19-Mar-2021. Note: Aggregate values based on medians. (1) Includes CarGurus, Etsy, MercadoLibre, The Realreal, Shopify, Zillow, and Amazon. (2) Includes Chewy, Revolve, Stitch Fix, Wayfair, Zalando, ASOS, Boohoo, Ocado. (3) Calculated as Multiple divided by 21E-23E growth multiplied by 100.

Near term penetration levels in UK achieved in TAM imply $25bn+ in revenue potential

	UK	+	EU	=	CAZOO
2025F TAM	~£120bn		~£510bn		~£630bn
Assumed Market Penetration	~3.0%		~3.0%		~3.0%
Implied Revenue	~£4bn		~£15bn		~£19bn

Note: These forward-looking projections are for illustrative purposes and should not be relied upon as being necessarily indicative of future results. Source: Management estimates for 2025 TAM projections.

Huge market opportunity in a highly fragmented industry

There are c.180k dealerships across the top 10 markets in Europe[1] & no dealer group has >5% market share[2]

15k

29k

38k

c.180k

10 largest European markets


7.2
7.9
5.8
~1%
~3%
~4%
Germany
UK
France
Number of used car transactions (m)
Top dealer group's estimated market share (%)

[1] OC&C Market Report: dealer groups in EU & UK's top 10 car markets by total used and new car retail value. Germany, France, Netherlands, Belgium, Poland, Sweden, Austria, Italy, Spain dealer numbers as of 2018, UK as of 2019. [2] Top dealer group's estimated market share in the three largest European car markets all less than 5%. Source: Company annual reports, IBIS World, DeStatis, Eurostat, ICDP, Xerfi - Le Journal de L'automobile, IFA, OC&C Analysis.

Financials split by region

Dec YE financials (£m)	2020E	2021F	2022F	2023F	2024F
Revenue - UK	**162**	**681**	**1,789**	**3,018**	**3,882**
Retail	*151*	*572*	*1,510*	*2,495*	*3,088*
Wholesale	*9*	*44*	*134*	*233*	*317*
Other	*3*	*65*	*145*	*290*	*477*
Revenue - Europe	**-**	**18**	**282**	**939**	**2,001**
Retail	-	-	*224*	*782*	*1,624*
Wholesale	-	-	*16*	*61*	*159*
Other	-	*18*	*42*	*96*	*217*
Gross Profit - UK	**(3)**	**42**	**155**	**359**	**583**
Margin	*(2%)*	*6%*	*9%*	*12%*	*15%*
Gross Profit - Europe	**-**	**3**	**4**	**42**	**162**
Margin	-	*n.m.*	*1%*	*4%*	*8%*

Note: 2020 financial information and data is unaudited, based on draft statutory accounts, and subject to change. Forward-looking projections are for illustrative purposes and should not be relied upon as being necessarily indicative of future results.

Overview of Ajax I

A Unique and Differentiated Investor-Operator Value Proposition



Dan Och
Outperformed the S&P by 6.7x over 25 years



Glenn Fuhrman
$17bn of firm profits over 21 years



Kevin Systorm
Co-Founder, Former CEO
Instagram



Jim McKelvey
Co-Founder
Square



Anne Wojcicki
Co-Founder, CEO
23andMe



Steve Ells
Founder, Former CEO
CHIPOTLE MEXICAN GRILL

with $200M PIPE commitment

Lower Cost of Capital



20%
10%
Traditional
Ajax I

50% of the traditional sponsor promote

Extended Post-Combination Lock-Up

>2x the standard lock up[1]

Investment Team With Deep Experience in Growth Focused Companies

robinhood, coinbase, talkdesk, TransferWise, stripe, instacart, FIGS

Source: Company information. [1] Subject to early release if shares trade at or above $12.00 (as adjusted) for 20 out of 30-trading day period beginning 150 days post business combination.

Why we believe in the Cazoo opportunity

Why we believe in the story

- Unique proposition and brand with market-leading execution
- Clear leader & significant head start in Europe's most attractive market
- World-class team led by one of Europe's most successful founders

Why we believe Cazoo is a great investment

- c.£500bn market across the UK & EU ripe for digital disruption
- Benefiting from acceleration & permanent shift from offline to online
- Data-driven organisation with favourable economics & comps to US peers

Risk Factors (1/3)

The below list of key risks has been prepared solely for the purposes of the proposed private placement transaction (the "Private Placement") as part of the proposed Business Combination, and solely for potential investors in the Private Placement, and not for any other purpose. Unless the context otherwise requires, all references in this subsection to the "Group," "Cazoo," "we," "us" or "our" refer to the business of Cazoo prior to the consummation of the Business Combination. The risks presented below are some of the general risks to the business and operations of Cazoo following completion of the Business Combination. You should carefully consider these risks and uncertainties and should carry out your own diligence and consult with your own financial and legal advisors concerning the risks and suitability of an investment in this offering before making an investment decision. Risks relating to the business of Cazoo will be disclosed in future documents filed or furnished with the U.S. Securities and Exchange Commission (the "SEC"), including documents filed or furnished in connection with the proposed transaction between Ajax I ("Ajax") and Cazoo. The risks presented in such filings will be consistent with those that would be required for a public company in SEC filings and may differ significantly from and be more extensive than those presented below. These risk factors are not exhaustive, and investors are encouraged to perform their own investigation with respect to the business, financial condition and prospects of Cazoo following the completion of the Business Combination. Investors should carefully consider the following risk factors in addition to the information included in the investor presentation. Cazoo may face additional risks and uncertainties that are not presently known to it, or that it currently deems immaterial, which may also impair Cazoo's business or financial condition.

Risks Related to Cazoo's Business and Industry

- The Group has a history of losses and it may not achieve or maintain profitability in the future.
- The Group's recent growth may not be indicative of its future growth and, if it continues to grow rapidly, the Group may not be able to manage its growth effectively.
- The Group's limited operating history makes it difficult to evaluate its business model and future prospects.
- The Group's financial forecasts are forward looking information and rely upon certain assumptions and analyses, including in respect of the continued shift to online car purchases, the size of the market for used cars in the United Kingdom and Europe, the Group's ability to successfully execute its growth strategy in Europe, including by acquisitions, and the Group's ability to increase its profitability. Many of these assumptions are based on factors outside of the Group's control. If these assumptions and analyses prove to be incorrect, the Group's actual operating results for such future periods could be materially different than the Group's current forecasts. In addition, the 2020 financial information and data contained in this Presentation is unaudited, based on draft statutory accounts, does not conform to Regulation S-X, and is subject to PCAOB audit.
- The Group may have difficulties implementing its growth strategy, which could have a material adverse effect on the Group's business and results of operations.
- The Group's growth strategy of expanding its geographical footprint into Europe could expose the business to new risks.
- The current geographic concentration where the Group provides services creates an exposure to severe weather, local economies, regional downturns, or catastrophic occurrences that may materially adversely affect the Group's financial condition and results of operations.
- The Group's ability to grow its complementary service offerings may be limited, which could negatively impact its growth rate, revenues and financial performance.
- The global COVID-19 pandemic has impacted the Group's business, financial condition, results of operations and prospects, and could exacerbate the adverse effects of other risks to its business.
- The Group may be unable to attract a sufficient audience to the Group's website and mobile applications in a cost-effective manner.
- The Group relies on search engines and vehicle listings sites to help drive traffic to its website, and if it fails to appear prominently in the search results or fails to drive traffic through paid advertising, its traffic would decline and its business would be adversely affected.
- The Group's business is dependent on the image and reputation of its brand.
- The success of the Group's business relies heavily on its marketing and branding efforts, and these efforts may not be successful.
- The Group's business is dependent upon access to suitable vehicle inventory for resale to customers. Obstacles to acquiring suitable inventory for resale to customers, whether because of supply, competition, or other factors could have a material adverse effect on the Group's business, results of operations, financial condition and prospects.
- The Group's business is dependent upon its ability to sell inventory expeditiously and efficiently.
- The Group's business is sensitive to changes in the prices of new and used vehicles.
- If the Group is unable to adapt to and satisfy customer demands in a timely and cost-effective manner, the Group's ability to grow its business may suffer.
- The Group may be unable to identify or accurately evaluate suitable acquisition candidates or to complete or integrate past or prospective acquisitions successfully and/or in a timely manner, which could materially adversely affect the Group's growth.
- The Group has and may continue to acquire other companies or technologies, which could divert its management's attention, result in additional dilution to shareholders and otherwise disrupt the Group's operations and harm its operating results.
- The Group operates in a competitive industry. Increased competition in online car sales could increase the Group's marketing costs and affect the Group's business, results of operation and financial condition.
- Loss of, or disruption to, the Group's customer centres or vehicle preparation centres could have a material adverse effect on the Group's business, financial condition, results of operations and prospects.
- The Group relies on key third-party suppliers for the delivery of outsourced services to the Group and to provide financing, as well as value-added products, to its customers, and it cannot control the quality or fulfilment of these products.
- The Group relies on internal and external logistics to transport its vehicle inventory throughout the United Kingdom and will do so as it expands in Europe. Thus, it is subject to business risks and costs associated with the transportation industry.

Risk Factors (2/3)

- The Group's business is subject to risks related to the larger automotive ecosystem, including consumer demand, the shift to electric vehicles, global supply chain challenges and other macroeconomic issues.
- The Group's business is sensitive to conditions affecting automotive manufacturers, including manufacturer recalls and potential financial issues.
- Used cars in the Group's inventory may be stolen, damaged or destroyed before they can be sold. In addition, the Group's vehicles used for its subscription service may be stolen, damaged or destroyed before being returned to the Group.
- The Group may be adversely affected by fraudulent behavior of sellers or purchasers of its used cars or an inability to correctly assess their creditworthiness.
- The Group may experience significant returns of used cars sold.
- The Group may experience seasonal and other fluctuations in its operating results, which may not fully reflect the underlying performance of its business.
- The Group is highly dependent on its senior management team and other highly skilled personnel, and if it is not successful in attracting or retaining highly qualified personnel, it may not be able to successfully implement its business strategy.
- The Group is exposed to risks in connection with product-related warranties as well as the provision of services, which may be costly.
- A significant disruption in service of the Group's website and information technology systems could result in a disruption in the Group's business and could have a material adverse effect on its results of operations.
- The Group will need to improve the capacity, speed and automation of its reporting systems and operational processes as it grows.
- The Group's business relies on email and other messaging services, and any restrictions on the sending of emails or messages or an inability to timely deliver such communications could materially and adversely affect the Group's business, financial condition and results of operations.
- The Group is subject to risks related to online payment methods.
- Cyber breaches caused by malicious hacking could jeopardise the integrity of the Group's IT systems and the security of its data.
- Failure to safeguard the Group's customer and other personal data may result in reputational damage, financial penalties, claims from individuals and litigation, and decrease in revenues.
- The Group may not succeed in adequately protecting its intellectual property and know-how.
- The Group may be subject to intellectual property rights claims, which are costly to defend and could require it to pay damages.
- The Group may require additional debt and equity capital to pursue its business objectives and respond to business opportunities, challenges or unforeseen circumstances. If such capital is not available to it, the Group's business, operating results and financial condition may be materially adversely affected.
- The Group relies, or may rely in the future, on various of forms of debt financing to operate its business, including car financing facilities, mortgage debt and syndicated loans, and there is no guarantee that such financing will be available in the future on acceptable terms, or at all. In addition, the Group's leverage from any such facilities could adversely impact its business, financial condition and results of operations.
- The requirements of being a public company may strain the Group's resources, divert management's attention and affect the Group's ability to attract and retain executive management and qualified board members.
- The obligations associated with being a public company require significant resources and management attention, and the Group will incur increased costs as a result of becoming a public company.
- The Group may identify material weaknesses in the future or otherwise fail to maintain an effective system of internal control, which may result in material misstatements of the Group's financial statements or cause it to fail to meet its reporting obligations.
- The Group operates in several highly regulated industries and is subject to a wide range of national and local laws and regulations which will increase as the Company executes on its business strategy of expanding into Europe. Changes in these laws and regulations, or the Group's failure to comply, could have a material adverse effect on the Group's business, results of operations, and financial condition.
- The Group's operations may be adversely affected by legal, regulatory and other developments in the jurisdictions in which it operates. Non-compliance by the Group with applicable financial regulations could have a material impact on the Group.
- The Group's business may be adversely impacted by weakness in travel demand or a significant increase in fuel costs.
- New laws, regulations or policies of governmental organisations regarding increased fuel economy requirements, reduced greenhouse gas or pollutant emissions or vehicle safety could give rise to significant costs.
- Government regulation of the internet and e-commerce is evolving, and unfavorable changes or failure by the Group to comply with these regulations could substantially harm the Group's business and results of operations.
- The Group is subject to many hazards and operational risks, including accidents or incidents relating to health, safety and the environment at the Group's customer centers and vehicle preparation centers, that can disrupt its business, which could have a material adverse effect on its business, financial condition and results of operations.
- Natural disasters, unusual weather conditions, epidemic outbreaks, global health crises, terrorist acts and political events could disrupt the Group's business.
- Tax matters could impact the Group's results of operations and financial condition.
- The Group may become subject to risks arising from legal disputes in connection with its general business activities.
- The Group's inability to obtain affordable insurance on its inventory may materially adversely affect its financial condition and results of operations.
- The Group's insurance may not provide adequate levels of coverage against claims.

Risk Factors (3/3)

- Downturns in general economic and market conditions and reductions in spending may reduce demand for the Group's products.
- If the Business Combination's benefits do not meet the expectations of investors or securities analysts, the market price of Ajax's securities, or following the consummation of the Business Combination, the value of the combined company's securities, may decline.

Risks Related to the Business Combination and the Combined Company

- If the benefits of the Business Combination do not meet the expectations of investors or securities analysts, the market price of the combined company's securities may decline.
- The Groups does not currently intend to pay dividends on its Class A shares and, consequently, your ability to achieve a return on your investment will depend on appreciation in the price of the Class A shares.
- The NYSE may not list the combined company's Class A shares, which could limit investors' ability to make transactions in the combined company's Class A shares and subject it to additional trading restrictions.
- Legal proceedings in connection with the Business Combination, the outcomes of which are uncertain, could delay or prevent the completion of the Business Combination.
- The announcement of the proposed Business Combination could disrupt Cazoo's relationships with its customers, suppliers, finance partners and others, as well as its operating results and business generally.
- Third parties may terminate or alter existing contracts or relationships with Ajax or Cazoo.
- Subsequent to the consummation of the Business Combination, the combined company may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on its financial condition, results of operations and share price, which could cause you to lose some or all of your investment.
- Ajax and Cazoo will incur significant transaction and transition costs in connection with the Business Combination.
- The only principal asset of the combined company following the Business Combination will be its interest in Cazoo, and accordingly it will depend on distributions from Cazoo to pay taxes and expenses.
- Future resales of the combined company's securities may cause the market price of such securities to drop significantly, even if the combined company's business is doing well.
- The combined company may issue additional shares or other equity securities without your approval, which would dilute your ownership interests and may depress the market price of the combined company's Class A shares.
- Fluctuations in operating results, quarter to quarter earnings and other factors, including incidents involving customers and negative media coverage, may result in significant decreases in the price of the combined company's securities.
- A market for the combined company's securities may not develop, which would adversely affect the liquidity and price of the combined company's securities.
- Concentration of ownership after the Business Combination may have the effect of delaying or preventing a change in control.
- Claims for indemnification by the combined company's directors and officers may reduce its available funds to satisfy successful third-party claims against the combined company and may reduce the amount of money available to the combined company.
- The combined company will be deemed to be an "emerging growth company" and, as a result of the reduced disclosure and governance requirements applicable to emerging growth companies, the combined company's Class A shares may be less attractive to investors.
- The combined company will be a "foreign private issuer" within the meaning of the rules under the Exchange Act, and as a result will be subject to reduced public company reporting obligations and corporate governance requirements as compared with U.S. domestic issuers.